UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 17, 2009

ACTIVISION BLIZZARD, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard, Santa Monica, CA	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On December 17, 2009, at a special meeting of stockholders of Activision Blizzard, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Activision Blizzard, Inc. Amended and Restated 2008 Incentive Plan (the “2008 Plan”), which became effective immediately upon such approval.

The changes implemented by the amendment of the 2008 Plan are as follows:

•                  to increase the maximum number of shares of the common stock, par value $0.000001 per share, of the Company (“Common Stock”) issuable thereunder by 14,000,000 shares; and

•                  to increase the limit on the number of shares of Common Stock that may be issued thereunder pursuant to the following types of awards as follows:

•                  incentive stock options by 14,000,000 shares;

•                  awards other than options or share appreciation rights by 7,000,000 shares; and

•                  custom awards granted under Section 10 of the plan (“Custom Awards”) (i.e., awards not explicitly contemplated by the 2008 Plan that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock or factors that may influence the value of Common Stock or that are valued based on the performance of the Company or any of its subsidiaries or business units or factors designated by the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”)) by 2,800,000 shares.

The 2008 Plan authorizes the Compensation Committee to provide equity-based compensation in the form of stock options, share appreciation rights, restricted shares, restricted share units, performance shares, performance units and other performance- or value-based awards structured by the Compensation Committee within parameters set forth in the 2008 Plan, including Custom Awards, as well as incentive bonuses, for the purpose of providing incentives and rewards for superior performance to the directors, officers, employees of, and consultants to, the Company and its subsidiaries.

The foregoing description of the 2008 Plan is qualified in its entirety by reference to the full text of the 2008 Plan, as amended and restated, which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d)  Exhibits

10.1                           Activision Blizzard, Inc. Amended and Restated 2008 Incentive Plan, as amended and restated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2009	ACTIVISION BLIZZARD, INC.

	By:	/s/ Christopher Walther
Christopher Walther
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Activision Blizzard, Inc. Amended and Restated 2008 Incentive Plan, as amended and restated